INDEPENDENT AUDITOR'S CONSENT

   We consent to the incorporation by reference in this Registration Statement of Ballard Medical Products on Form S-8 of our reports dated November 11, 1994, appearing in the Annual Report on Form 10-K of Ballard Medical Products for the year ended September 30, 1994.

                                             DELOITTE & TOUCHE LLP

                                             Salt Lake City, Utah
                                             February 14, 1995